UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 19, 2006

                              MAGYAR BANCORP, INC.
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                     0-51726              To Be Applied For
-----------------------------       ----------------       --------------------
(State or Other Jurisdiction)     (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


400 Somerset Street, New Brunswick, New Jersey                 08901
----------------------------------------------              -----------
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:  (732) 342-7600
                                                     --------------



                                 Not Applicable
                                ---------------
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition
             ---------------------------------------------

     On January 20, 2006, Magyar Bancorp, Inc. (the "Company"), issued a press release reporting its financial results for the three months ended December 31, 2005. A copy of the press release is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed filed for any purpose.


Item 8.01    Other Events
             ------------

         On January 19, 2006, the Company issued a press release announcing the closing date of its reorganization and stock offering for Monday, January 23, 2006 with trading on the Nasdaq National Market to begin on Tuesday, January 24, 2006. A copy of the press release is attached as Exhibit 99.2.


Item 9.01    Financial Statements and Exhibits
             ---------------------------------

(a)          Financial Statements of businesses acquired. Not Applicable.

(b)          Pro forma financial information. Not Applicable.

(c)          Shell Company Transactions. Not Applicable

(d)          Exhibits.

             The following Exhibit is attached as part of this report:


             99.1 Press release dated January 20, 2006, announcing the Company's financial results for the three months ended December 31, 2005.

             99.2 Press release dated January 19, 2006 announcing the date of the closing of the Company's reorganization and stock offering and the first day of trading on Nasdaq National Market.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  MAGYAR BANCORP, INC.



DATE: January 23, 2006            By: /s/ Elizabeth E. Hance
                                      -----------------------------------------
                                      Elizabeth E. Hance
                                      President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.               Description
----------                -----------

99.1 Press release dated January 20, 2006, announcing the Company's financial results for the three months ended December 31, 2005.

99.2 Press release dated January 19, 2006 announcing the date of the closing of the Company's reorganization and stock offering and the first day of trading on Nasdaq National Market.